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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 10, 2000


                                  VIASOFT, INC.
               (Exact name of registrant as specified in charter)

     DELAWARE                                                  0-25472                       94-2892506
(State or other jurisdiction of incorporation)         (Commission File Number)      (IRS Employer Identification No.)

                        4343 E. CAMELBACK ROAD, SUITE 205
                             PHOENIX, ARIZONA 85018
               (Address of principal executive offices) (Zip Code)

                                 (602) 952-0050
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

         On March 10, 2000, we issued a press release announcing our 1999 Annual Meeting of Stockholders. A copy of that press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

Exhibit Number                      Description
-------------------                 --------------

     99.1                           Press Release dated March 10, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VIASOFT, INC.


                                          By:  /s/   Steven D. Whiteman
                                              -------------------------
                                                     Steven D. Whiteman
                                                     Chairman, President and CEO

Dated:  March 13, 2000
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EXHIBIT LIST

Exhibit Number             Description
-------------------        --------------

     99.1                  Press Release dated March 10, 2000